UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) September 10, 2004
                                                     ---------------------------

                           NEW YORK HEALTH CARE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

               1-12451                                   11-2636089
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     (Commission  File  Number)             (IRS  Employer  Identification  No.)


   1850 McDonald Avenue, Brooklyn, New York                      11233
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  (Address of Principal Executive Offices)                    (Zip Code)

                                 (718) 375-6700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

(a) (1) On September 10, 2004, New York Health Care, Inc. (the "Company") amended its Certificate of Incorporation by filing a Certificate of Designation for Series A Convertible Preferred Stock stating the number, designation, relative rights, preferences, and limitations of the shares of the Company's Series A Convertible Preferred Stock as fixed by the Board of Directors of the Company. Because the Company's Certificate of Incorporation already permitted the Company's Board of Directors to issue "blank check" preferred stock, the amendment did not require shareholder approval.

(a)(2) The Certificate of Designation, which states the number, designation, relative rights, preferences and limitations of the Company's Series A Convertible Preferred Stock is annexed hereto as Exhibit 3.1, and is incorporated herein by reference.

(b) Not applicable.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits:

     3.1 Certificate of Amendment to the Certificate of Incorporation of New York Health Care, Inc. filed on September 10, 2004



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    NEW YORK HEALTH CARE, INC.
                                    (Registrant)


                                    By: /s/ Jacob Rosenberg
                                        ----------------------------------------
                                        Jacob  Rosenberg
                                        Vice President, Chief Operating Officer,
                                        Chief   Financial Officer and
                                        Accounting  Officer,  Secretary


Date:  September 15, 2004

                                INDEX TO EXHIBITS

Exhibit         Description
-------         -----------

3.1 Certificate of Amendment to the Certificate of Incorporation of New York Health Care, Inc. filed on September 10, 2004


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